UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CARTER VALIDUS MISSION CRITICAL REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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Carter Validus Mission Critical REIT

Inbound Script

Meeting Date: June 27th, 2014

Toll-Free # 1-855-400-5950

Greeting:

Hello, thank you for calling the Carter Validus Mission Critical REIT proxy information line. My name is                         , may I have your name please?

Thank you Mr./Ms.                        . Are you calling regarding the upcoming Annual Stockholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                         , a proxy voting specialist on behalf of Carter Validus Mission Critical REIT.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-400-5950. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                         . I apologize I do not have access to that information; please feel free to call Carter Validus Mission Critical REIT directly at 1-888-292-3178.

IF Not sure how to vote, you may vote FOR or Withhold your vote on any or all of the nominees for Director

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Carter Validus Mission Critical REIT

Inbound Script

Meeting Date: June 27th, 2014

Toll-Free # 1-855-400-5950

Again, my name is                         , a proxy voting specialist on behalf of the Carter Validus Mission Critical REIT.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 400-5950. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

Elect Five directors to hold office until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify

1) John E. Carter

2) Mario Garcia, Jr.

3) Jonathan Kuchin

4) Randall Greene

5) Ronald Rayevich